Exhibit 99.2

News Release QUICKSILVER GAS SERVICES LP 717 Texas, Suite 3150 Houston, TX 77002 www.kgslp.com

Quicksilver Gas Services Announces Closing of Sale of its General Partner to

Crestwood Holdings Partners LLC, New Executive Management,

Appointments to Board of Directors and a New Credit Facility

HOUSTON, TEXAS, October 1, 2010 – Quicksilver Gas Services LP (NYSE:KGS) announced today that Crestwood Holdings Partners LLC (“Crestwood”) has closed on the purchase of all of Quicksilver Resources Inc.’s (NYSE:KWK) (“Quicksilver Resources”) ownership interests in Quicksilver Gas Services GP LLC (“Quicksilver GP”) and Quicksilver Gas Services LP (“Quicksilver Gas Services”). Quicksilver Gas Services owns and operates three natural gas gathering pipeline systems with related natural gas processing, treating and compression assets located in the Barnett Shale play of the Fort Worth basin in north Texas.

The transaction, announced on July 22, 2010, includes Crestwood’s purchase of a 100% interest in Quicksilver GP, 5,696,752 common units and 11,513,625 subordinated units in Quicksilver Gas Services and a note payable by Quicksilver Gas Services which had a balance of approximately $58 million at closing. Quicksilver Resources received from Crestwood $701 million cash and has the right to receive additional cash payments from Crestwood in 2012 and 2013 of up to $72 million in the aggregate. The additional payments will be determined by an earn-out formula which is based upon Quicksilver Gas Services’ actual gathering volumes during 2011 and 2012. Quicksilver Resources is the largest natural gas producer on the Quicksilver Gas Services pipeline systems.

“Crestwood is pleased to complete our first midstream acquisition,” said Robert G. Phillips, Crestwood’s President and Chief Executive Officer. “The Quicksilver transaction represents a great starting point for our disciplined growth strategy. The assets, employees and producer customers we are acquiring in the Barnett Shale form a solid platform for future deals in other shale plays, and the new credit facility should provide the financial capacity to support those growth objectives. I am particularly pleased that four members of the previous board of directors have agreed to join us going forward. They share our vision of building a successful midstream business around a diversified portfolio of high quality assets and a commitment to best in class customer service,” Phillips added.

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In connection with the transfer of Quicksilver Gas Services general partner interest to Crestwood, Robert G. Phillips has been named President, Chief Executive Officer and Chairman of the Board of Directors of Quicksilver Gas Services GP LLC. Mr. Phillips, founder of Crestwood, was formerly the Chief Executive Officer and a director of Enterprise Products Partners LP and held numerous executive management positions at El Paso Corporation including Chairman and Chief Executive Officer of GulfTerra Energy Partners LP prior to its merger with Enterprise. Additional Quicksilver Gas Services executive management appointments include William G. Manias, Chief Financial Officer and Secretary; Joel D. Moxley, Senior Vice President - Operations and Commercial; and Terry M. Morrison, Senior Vice President - Business Development. Mr. Manias was formerly the Chief Financial Officer of Teppco Partners, LP and GulfTerra. Mr. Moxley was formerly Senior Vice President -Gas Processing for Crosstex Energy Services LP. Mr. Morrison was formerly Vice President – Energy Marketing and Trading for Florida Power & Light.

In addition to the new executive team, Quicksilver Gas Services is pleased to announce that the Board of Directors of its general partner has been expanded to nine members, including four current members of its Board of Directors and five new members who have been appointed by Crestwood. The current directors who will continue their board service include Thomas F. (Toby) Darden, formerly President, Chief Executive Officer and a director of Quicksilver GP and currently Chairman and President of Quicksilver Resources; John W. Somerhalder II, an independent director of Quicksilver GP and currently President, Chief Executive Officer and a director of AGL Resources; Alvin Bledsoe, an independent director of Quicksilver GP and a retired senior engagement partner for PriceWaterhouseCoopers; and Phillip D. Gettig, an independent director and former senior executive of Union Pacific Resources Company. Messrs. Somerhalder, Bledsoe and Gettig will continue in their roles on Quicksilver’s Audit Committee and Conflicts Committee.

Joining the current members on Quicksilver Gas Services GP LLC Board of Directors are Mr. Phillips, who will serve as Chairman of the Board; Timothy H. Day, Managing Director of First Reserve Corporation; J. Hardy Murchison, Managing Director of First Reserve Corporation; Michael G. France, Vice President of First Reserve Corporation; and Joel C. Lambert, Associate General Counsel of First Reserve Corporation.

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As a part of the transaction, Crestwood has arranged for a new Quicksilver Gas Services credit facility which became effective at close. The $400 million, five-year revolving credit facility was put in place by BNP Paribas Securities Corp, Banc of America Securities LLC and RBC Capital Markets as joint lead arrangers and joint book runners. BNP Paribas acted as the Administrative Agent, Bank of America, N.A., and RBC Capital Markets acted as syndication agents.

About Quicksilver Gas Services

Houston, Texas-based Quicksilver Gas Services is a growth-oriented, midstream master limited partnership which owns and operates 100% fee-based gathering, processing, treating and compression assets servicing natural gas producers in the Barnett Shale geologic formation in the Fort Worth Basin of north Texas. For more information about Quicksilver Gas Services, visit www.kgslp.com.

About Crestwood Holdings Partners LLC

Houston, Texas-based Crestwood Holdings Partners LLC is a private energy company formed by affiliates of First Reserve Corporation, a leading private equity fund manager with extensive investments in the energy industry, and Crestwood Management LLC to pursue the acquisition and development of North American midstream assets and businesses. The company will utilize management’s extensive industry experience and relationships to enable its growth through the acquisition of strategic assets, the recruitment of experienced midstream personnel and investment in midstream organic infrastructure projects. For more information about Crestwood Holdings Partners LLC, visit www.crestwoodlp.com

Forward-Looking Statements

The statements in this news release regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Quicksilver Gas Services LP’s management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated.

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Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Crestwood and Quicksilver Gas Services, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Quicksilver Gas Services LP’s financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas prices; failure or delays by our customers in achieving expected production natural gas projects; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; construction costs or capital expenditures exceeding estimated or budgeted amounts; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; and the effects of existing and future litigation; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; as well as other factors disclosed in Quicksilver Gas Services LP’s filings with the Securities and Exchange Commission. The forward-looking statements included in this news release are made only as of the date of this news release, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

Investor Contact:

Mark Stockard

832-519-2207

mstockard@crestwoodlp.com

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